                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 27, 1999


               Advanta Mortgage Conduit Services, Inc., as Sponsor
          on behalf of Advanta Revolving Home Equity Loan Trust 1999-A
             (Exact name of registrant as specified in its charter)

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
               Delaware                             333-77297-01                      23-2723382
    (State or Other Jurisdiction of         (Commission File Number)       (I.R.S. Employer Identification
            Incorporation)                                                               No.)
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                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)

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
                Nevada                              333-77927-01                      88-0360305
     (State or other jurisdiction                  (Commission                      (IRS Employer
           of incorporation)                      File Number)                        ID Number)

      Attention: General Counsel
      10790 Rancho Bernardo Road
         San Diego, California                                                          92127
    (Address of principal executive                                                   (Zip Code)
               offices)
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Registrant's Telephone Number,
including area code:                   (619) 674-1800

              16875 West Bernardo Drive, San Diego California 92127 (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. (the "Registrant") registered an issuance of $765,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-77927) (the "Registration Statement"). Pursuant to the Registration Statement, Advanta Revolving Home Equity Loan Trust 1999-A (the "Trust") issued approximately $247,500,000 in aggregate principal amount of its Advanta Revolving Home Equity Loan Asset Backed Notes, Series 1999-A (the "Notes"), on May 27, 1998 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of May 1, 1999, between the Trust and Bankers Trust Company of California, N.A., in its capacity as Indenture Trustee (the "Indenture Trustee"). The Notes evidence indebtedness of the Trust. Also issued, but not offered, by the Trust are Certificates ("Certificates") evidencing the ownership interest in the Trust. The Certificates will initially be retained by Advanta Holding Trust 1999-A.

                  The primary assets of the Trust are a pool of mortgage loans consisting of adjustable rate home equity revolving credit line loans secured by first or junior mortgages or deeds of trust on residential property made under certain home equity revolving credit line loan agreements.

                  The Notes have an aggregate principal amount of $247,500,000 and a variable interest rate.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  1.1 Underwriting Agreement, dated May 18, 1999, among Advanta National Bank and Advanta Finance Corp., as Originators, Advanta Mortgage Conduit Services, Inc., as Sponsor, and Bear, Stearns & Co. Inc., as Underwriter.

                  4.1 Indenture, dated as of May 1, 1999, between Advanta Revolving Home Equity Loan Trust 1999-A and Bankers Trust Company of California, N.A., as Indenture Trustee.

                  4.2 Trust Agreement, dated as of May 1, 1999, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Holding Trust 1999-A.

                  4.3 Trust Agreement, dated as of May 1, 1999, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Holding Trust 1999-A and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Revolving Home Equity Loan Trust 1999-A.

                  4.4 Sale and Servicing Agreement, dated as of May 1, 1999 among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Advanta Holding Trust 1999-A, Advanta Revolving Home Equity Loan Trust 1999-A, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

                  4.5 Certificate Guaranty Insurance Policy, dated May 27, 1999, and issued and delivered by Ambac Assurance Corporation.

                  5.1 Opinion of Dewey Ballantine LLP regarding legality, dated May 27, 1999.

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated May 27, 1999.

                  10.1 Purchase Agreement, dated as of May 1, 1999, between Advanta National Bank and Advanta Finance Corp., as Originators, on one hand, and Advanta Mortgage Conduit Services, Inc., as Purchaser, on the other hand.

                  10.2 Indemnification Agreement, dated May 27, 1999, among Bear, Stearns & Co. Inc. and Lehman Brothers Inc., as Underwriters, and Ambac Assurance Corporation, as Insurer.

                  10.3 Guaranty to Ambac Assurance Corporation and Bear, Stearns & Co. Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

                  10.4 Guaranty to Ambac Assurance Corporation and Advanta Revolving Home Equity Loan Trust 1999-A, as Issuer, issued by Advanta Mortgage Holding Company.

                  23.1 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation and their report.*



                  * Previously filed on Form 8-K with the Securities and Exchange Commission on May 26, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADVANTA REVOLVING HOME EQUITY LOAN
TRUST 1999-A

                                   By: Advanta Mortgage Conduit Services, Inc.


                                   By: /s/ Michael Coco
                                       ----------------------------------------
                                       Name: Michael Coco
                                       Title:   Vice President


                                       ADVANTA CONDUIT RECEIVABLES, INC.

                                   By: /s/ Michael Coco
                                       ----------------------------------------
                                       Name: Michael Coco
                                       Title:   Vice President





Dated:  June 10, 1999

                                  EXHIBIT INDEX


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Exhibit No.        Description
-----------        -----------
     1.1           Underwriting Agreement, dated May 18, 1999, among Advanta
                   National Bank and Advanta Finance Corp., as Originators,
                   Advanta Mortgage Conduit Services, Inc., as Sponsor, and
                   Bear, Stearns & Co. Inc., as Underwriter.

     4.1 Indenture, dated as of May 1, 1999, between Advanta Revolving Home Equity Loan Trust 1999-A and Bankers Trust Company of California, N.A., as Indenture Trustee.

     4.2 Trust Agreement, dated as of May 1, 1999, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Holding Trust 1999-A.

     4.3 Trust Agreement, dated as of May 1, 1999, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Holding Trust 1999-A and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Revolving Home Equity Loan Trust 1999-A.

     4.4 Sale and Servicing Agreement, dated as of May 1, 1999, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Advanta Holding Trust 1999-A, Advanta Revolving Home Equity Loan Trust 1999-A, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

     4.5 Certificate Guaranty Insurance Policy, dated May 27, 1999, and issued and delivered by Ambac Assurance Corporation.

     5.1           Opinion of Dewey Ballantine LLP regarding legality, dated May
                   27, 1999.

     8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated May 27, 1999.

     10.1 Purchase Agreement, dated as of May 1, 1999, between Advanta National Bank and Advanta Finance Corp., as Originators, on one hand, and Advanta Mortgage Conduit Services, Inc., as Purchaser, on the other hand.
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
     10.2 Indemnification Agreement, dated May 27, 1999, among Bear, Stearns & Co. Inc. and Lehman Brothers Inc., as Underwriters, and Ambac Assurance Corporation, as Insurer.

     10.3 Guaranty to Ambac Assurance Corporation and Bear, Stearns & Co. Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

     10.4 Guaranty to Ambac Assurance Corporation and Advanta Revolving Home Equity Loan Trust 1999-A, as Issuer, issued by Advanta Mortgage Holding Company.

     23.1 Consent of KPMG LLP regarding financial statements of Ambac Assurance Corporation and their report.*

                   * Previously filed on Form 8-K with the Securities and Exchange Commission on May 26, 1999.
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